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                                 UNITED STATES
                       SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                                 July 20, 2001


                               INTERLIANT, INC.
                               ----------------
            (Exact name of registrant as specified in its charter)


         Delaware                   0-26115                     13-3978980
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(State or other jurisdiction       (Commission               (I.R.S. Employer
  of incorporation)                File Number)              Identification No.)

  Two Manhattanville Road
   Purchase, New York                                              10577
----------------------------------------                     -------------------
(Address of principal executive offices)                        (Zip Code)


                                (914) 640-9000
                                --------------

             (Registrant's telephone number, including area code)

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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

On July 20, 2001, Interliant, Inc., through a subsidiary ("Interliant"), completed the sale of the ERP hosting and related consulting services business of one of its subsidiaries, Interliant Managed Application Solutions, Inc., to IMAS Acquisition Corporation, a subsidiary of Interpath Communications, Inc.
The transaction was effected as a sale of all of the issued and outstanding shares of Interliant Managed Application Solutions, Inc. to IMAS Acquisition Corporation. No cash consideration was paid to Interliant upon closing. Interliant is entitled to future cash payments from IMAS Acquisition Corporation if certain financial milestones are achieved by the transferred business. The consideration for the transaction was determined through arm's-length negotiation. The text of the Stock Purchase Agreement is attached hereto as
Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following document is furnished as an exhibit to this report:



Exhibit                                                         Page
Number                Description                               Number
-------               --------------------------------          ------
99                    Stock Purchase Agreement dated as of
                      July 20, 2001 by and among Interliant
                      Services, Inc., Interliant Consulting
                      and Professional Services, Inc.,
                      Interliant Managed Application
                      Solutions, Inc., Interpath
                      Communications, Inc., and IMAS
                      Acquisition Corporation                       3
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, Interliant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 6, 2001

                                        INTERLIANT, INC.



                                        By: /s/ Bruce S. Klein
                                                --------------------------------
                                                Bruce S. Klein
                                                Senior Vice President and
                                                General Counsel